UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 19, 2021

H&E Equipment Services, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:  000-51759

Delaware	81-0553291
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

7500 Pecue Lane

Baton Rouge, LA 70809

(Address of principal executive offices, including zip code)

(225) 298-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	HEES	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 19, 2021, H&E Equipment Services, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Transaction Agreement”) to sell substantially all of the assets of the Company’s crane business (the “Business”) to MGX Equipment Services, LLC (“Buyer”), a wholly-owned subsidiary of The Manitowoc Company, Inc., for a purchase price of $130 million in cash, subject to certain adjustments as set forth in the Transaction Agreement.

Pursuant to the Transaction Agreement, the Buyer will purchase substantially all of the assets and assume certain liabilities of the Business (the “Transaction”).  Each of the parties has agreed to certain customary representations, warranties, covenants and indemnification provisions in the Transaction Agreement. Consummation of the Transaction is subject to, among other things, the satisfaction or waiver of customary conditions including the provision by the Company of certain data migration services, the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR”), and the absence of any event or circumstance having a material adverse effect on the Business.

The Company and Buyer have agreed to enter into a noncompetition and confidentiality agreement at closing pursuant to which the company has agreed, among other things: (i) not to compete with the Business anywhere in the United States for a period of five years following the closing; (ii) not to solicit the customers or suppliers of the Business (for the sale or rental of cranes) for a period of five years following the closing; and (iii) not to solicit the employees of the Business for a period of five years following the closing.

The Company and Buyer have also agreed to enter into a transition services agreement at closing pursuant to which the Company has agreed to provide certain transition services associated with the Transaction for up to six months following closing.

Subject to regulatory approval and the satisfaction of customary closing conditions set forth in the Transaction Agreement, the Company expects the Transaction to close during the fourth quarter of 2021.

The Transaction Agreement contains certain termination rights for both the Company and Buyer under specified circumstances, including, among other things, if the closing of the Transaction has not occurred by December 31, 2021 (subject to extension for 90 days if necessary for the expiration or termination of the HSR waiting period or for the Company to complete certain data migration services).

Incorporation by Reference

A copy of the Transaction Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Transaction Agreement has been included to provide investors and security holders with information regarding the terms of the Transaction Agreement, does not purport to be complete and is qualified in its entirety by reference to the full text of the Transaction Agreement.

The Transaction Agreement contains representations, warranties and covenants that the parties thereto made to each other as of specific dates. The assertions embodied in those representations, warranties and covenants were made solely for purposes of the Transaction Agreement between the parties thereto and may be subject to important qualifications and limitations agreed to by such parties in connection with negotiating the terms thereof. The representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to investors or security holders, or may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Transaction Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. For the foregoing reasons, no person should rely on the representations and warranties as statements of factual information at the time they were made or otherwise.

Item 8.01.	Other Events.

On July 20, 2021, the Company issued a press release in which it announced that it entered into the Transaction Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

Certain statements contained herein are “forward-looking statements” within the meaning of the federal securities laws.  Statements that are not historical facts, including statements about our beliefs and expectations are forward-looking statements.  Statements containing the words “may”, “could”, “would”, “should”, “believe”, “expect”, “anticipate”, “plan”, “estimate”, “target”, “project”, “intend” and similar expressions constitute forward-looking statements.  Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, failure to obtain, delays in obtaining, or adverse conditions contained in, any required regulatory or other approvals, including antitrust approvals; failure to consummate or a delay in consummating the Transaction for other reasons, and other factors discussed in our public filings, including the risk factors included in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.  Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements.  Except as required by applicable law, including the securities laws of the United States and the rules and regulations of the Securities and Exchange Commission, we are under no obligation to publicly update or revise any forward-looking statements after the date hereof.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 2.1	Transaction Agreement, dated as of July 19, 2021, by and among H&E Equipment Services, Inc., MGX Equipment Services, LLC and the Manitowoc Company, Inc.*
Exhibit 99.1 Exhibit 104	Press Release of H&E Equipment Services, Inc. dated July 20, 2021. Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2021	By:	/s/ Leslie S. Magee
Leslie S. Magee Chief Financial Officer